                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 16
Report of Independent Accountants................ 21
Dividend Reinvestment Plan....................... 22

VIM ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our
forward progress. I am pleased to                        [PHOTO]
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen           DENNIS J. MCDONNELL AND DON G. POWELL
American Capital as president and
chief executive officer. I will continue as chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW
    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury

                                                           Continued on page two
bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

             Portfolio Composition by Credit Quality as a
             Percentage of Long-Term Investments as of October 31,
             1997

                    AAA................................ 100%

                    Based upon the highest credit quality ratings issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We continued to maintain a 100 percent concentration in AAA-rated insured bonds. These bonds have the highest credit rating assigned by the Standard & Poor's Ratings Group and are plentiful in the municipal bond market. Insured bonds currently comprise well over half of new issues in the municipal market. As a result of their ample supply and high credit rating, AAA-rated insured bonds are very liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to outperform lower-rated securities.
    Portfolio turnover during the fiscal year was moderate due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the Trust, because such trades would have reduced the Trust's dividend-paying ability.
    Acquisitions focused on enhancing the Trust's call protection as well as its dividend-paying ability. Because we hoped to limit the number of bonds that could be "called" at any one time, we purchased long-term discount bonds that will not be callable for many years. We favored high-yielding bonds from states whose securities attract strong demand. These purchases were financed by sales of bonds that had appreciated in price, as well as proceeds from a call on a housing bond issue. When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the second half of the fiscal year, we attempted to keep the Trust's duration in line with the market benchmark. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling, while portfolios with short durations tend to do better when rates are rising. As of October 31, 1997, the Trust's duration stood at 7.21 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index.

                                                         Continued on page three

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*

                    Airport........................... 14.7%
                    Health Care....................... 13.2%
                    Multi-Family Housing.............. 13.1%
                    Retail Electric/Gas/Telephone..... 12.8%
                    Single-Family Housing............. 11.5%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1997, the Van Kampen American Capital Trust for Insured Municipals generated a total return at market price of
15.04 percent(1). The Trust offered a tax-exempt distribution rate of 6.09 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $17.25, a 1.4 percent premium to its net asset value of $17.01. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.52 percent(4) (for investors in the federal income tax bracket of 36 percent).
    The Trust declared a capital gains distribution of $0.1608 per share paid December 31, 1996, as a result of the sale of some assets that had appreciated in value.


    TWELVE-MONTH DISTRIBUTION HISTORY FOR THE PERIOD ENDED OCTOBER 31, 1997

                                  [BAR CHART]

                      Nov      Dec      Jan       Feb      Mar      Apr      May       Jun       Jul       Aug      Sep       Oct
                     1996     1996     1997      1997     1997     1997     1997      1997      1997      1997     1997      1997
Dividends           $.0875   $.0875   $.0875    $.0875   $.0875   $.0875   $.0875    $.0875    $.0875    $.0875   $.0875    $.0875
Capital Gains                $.16077

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the

                                                          Continued on page four
impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.



                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS
                           (NYSE TICKER SYMBOL--VIM)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    15.04%
One-year total return based on NAV(2).....................     9.58%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)........     6.09%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)..........................................     9.52%

 SHARE VALUATIONS

Net asset value...........................................  $  17.01
Closing stock price.......................................  $ 17.250
One-year high common stock price (07/16/97)...............  $17.6875
One-year low common stock price (12/17/96)................  $ 15.750
Preferred share (Series A) rate(5)........................    3.520%
Preferred share (Series B) rate(5)........................    3.530%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  101.4%
         ALABAMA  1.6%
$1,000   Birmingham-Carraway, AL Methodist Hlth Sys Ser A
         (Connie Lee Insd)...............................   5.875%   08/15/25  $  1,034,120
 2,000   Huntsville, AL Pub Bldg Auth Lease Rev Muni
         Justice Pub & Safety Cent A (MBIA Insd).........   5.900    10/01/16     2,101,600
 1,000   Lee Cnty, AL (AMBAC Insd).......................   5.500    02/01/21     1,011,620
                                                                               ------------
                                                                                  4,147,340
                                                                               ------------
         ALASKA  0.3%
   745   Alaska St Hsg Fin Corp Coll Mtg Oblig Ser A
         Subser A2 (GNMA Collateralized).................   7.050    06/01/25       792,188
                                                                               ------------
         ARIZONA  2.4%
 1,500   Arizona Hlth Fac Auth Hosp Sys Rev Phoenix
         Baptist Hosp & Med Rfdg (MBIA Insd).............   6.250    09/01/11     1,650,270
 1,520   Peoria, AZ Indl Dev Auth Multi-Family Rev Sr Hsg
         Casa Del Rio A Rfdg (GNMA Collateralized).......   7.300    02/20/15     1,673,414
 2,490   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10     2,785,862
                                                                               ------------
                                                                                  6,109,546
                                                                               ------------
         CALIFORNIA  17.0%
 6,235   California Hsg Fin Agy Rev AMT Ser Home Mtg Ser
         B (MBIA Insd)...................................   6.100    02/01/28     6,486,707
 2,500   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec Ser B (FSA Insd).............   6.350    06/01/09     2,724,075
 9,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
         Oblig Ser A (MBIA Insd) (b).....................   6.900    06/30/08    10,720,529
 7,500   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd)...............................   5.125    12/01/23     7,243,425
 1,155   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...   6.250    08/01/10     1,263,096
 3,600   Sacramento Cnty, CA Arpt Ser A (MBIA Insd)......   5.900    07/01/24     3,735,324
 1,000   San Francisco, CA City & Cnty Redev Agy Hotel
         Tax Rev (FSA Insd)..............................   6.750    07/01/15     1,135,070
 2,000   San Joaquin Hills, CA Trans Toll Ser A Rfdg
         (MBIA Insd).....................................   5.375    01/15/29     1,998,320
 9,000   San Jose, CA Single Family Mtg Rev Ser A Cap
         Apprec (GEMIC Mtg Collateralized)...............       *    04/01/16     3,328,290
 4,240   University of CA Rev Multi Purp Proj Ser D (MBIA
         Insd)...........................................   6.300    09/01/14     4,616,936
                                                                               ------------
                                                                                 43,251,772
                                                                               ------------
         COLORADO  1.7%
 2,330   Castle Rock, CO Multi-Family Rev Hsg Pines at
         Castle Rock Ser A (FSA Insd)....................   6.100    12/01/16     2,422,338
 1,855   Greeley, CO Multi-Family Rev AMT Hsg Mtg Creek
         Stone (FHA Gtd) (a).............................   5.950    07/01/28     1,888,149
                                                                               ------------
                                                                                  4,310,487
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA  3.1%
$1,000   Hillsborough Cnty, FL Aviation Tampa Intl Arpt
         Ser A (FGIC Insd)...............................   6.000%   10/01/23  $  1,047,270
 1,000   Jacksonville, FL Wtr & Swr Rev United Wtr FL
         Proj (AMBAC Insd)...............................   6.350    08/01/25     1,083,250
 1,095   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Ser A (GNMA Collateralized).................   6.200    10/01/16     1,153,331
 2,000   Pasco Cnty, FL Solid Waste Displ & Res Recovery
         Sys Rev (AMBAC Insd) (a)........................   6.000    04/01/11     2,149,040
 1,300   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized).......................   6.000    09/01/18     1,350,830
 1,000   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized).......................   6.100    09/01/29     1,038,890
                                                                               ------------
                                                                                  7,822,611
                                                                               ------------
         HAWAII  2.1%
 3,500   Hawaii St Dept Budget & Fin Spl Purp Mtg Rev
         Hawaiian Elec Co Proj Ser B (MBIA Insd).........   7.600    07/01/20     3,821,440
 1,450   Hawaii St Dept Budget & Fin Spl Purp Rev
         Hawaiian Elec Co (MBIA Insd)....................   6.550    12/01/22     1,577,731
                                                                               ------------
                                                                                  5,399,171
                                                                               ------------
         ILLINOIS  8.6%
 9,050   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
         Terminal (MBIA Insd)............................   6.750    01/01/18     9,821,241
 2,650   Chicago, IL Residential Mtg Rev Ser B Rfdg (MBIA
         Insd)...........................................       *    10/01/09     1,177,395
 1,250   Illinois Hlth Fac Auth Rev Ancilla Sys Inc Ser A
         Rfdg (MBIA Insd) (a)............................   5.250    07/01/16     1,229,463
 3,000   Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................   7.000    07/01/12     3,201,120
 6,150   Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................   7.050    07/01/27     6,566,908
                                                                               ------------
                                                                                 21,996,127
                                                                               ------------
         INDIANA  0.4%
 1,000   Indiana Hlth Fac Fin Auth Rev Ancilla Sys Inc
         Oblig Grp (MBIA Insd) (a).......................   5.250    07/01/17       981,890
                                                                               ------------
         KANSAS  3.2%
 3,500   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
         Proj Rfdg (MBIA Insd)...........................   7.000    06/01/31     3,825,360
 2,000   Kansas St Dev Fin Auth Hlth Fac Rev Stormont
         Vail Hlthcare Inc G (MBIA Insd).................   5.800    11/15/21     2,073,940
 1,935   Olathe Labette Cnty, KS Single Family Mtg Rev
         Coll Ser A-I Rfdg (GNMA Collateralized).........   8.100    08/01/23     2,168,651
                                                                               ------------
                                                                                  8,067,951
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         KENTUCKY  1.3%
$1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd)(a)..........   5.850%   03/01/04  $  1,066,550
 1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd)(a)..........   6.100    03/01/07     1,095,860
 1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd)(a)..........   6.200    03/01/08     1,103,490
                                                                               ------------
                                                                                  3,265,900
                                                                               ------------
         LOUISIANA  2.5%
 3,145   Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
         Lake Charles Mem Hosp Proj Ser A (Connie Lee
         Insd)...........................................   6.650    12/01/21     3,468,967
 1,000   Louisiana Hsg Fin Agy Mtg Rev Coll Mtg Malta
         Square Proj (GNMA Collateralized)...............   6.450    09/01/27     1,063,760
    40   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.600    01/01/04        42,453
   585   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.700    01/01/05       621,001
   395   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.800    01/01/06       419,241
   830   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.850    01/01/09       879,916
                                                                               ------------
                                                                                  6,495,338
                                                                               ------------
         MARYLAND  0.7%
 1,675   Prince Georges Cnty, MD Hsg Auth Mtg Rev
         Riverview Terrace Ser A Rfdg (GNMA
         Collateralized).................................   6.400    12/20/10     1,798,163
                                                                               ------------
         MASSACHUSETTS  1.8%
 4,225   Massachusetts Edl Ln Auth Rev Edl Ln Rev Muni
         Forwards Issue E Ser A (AMBAC Insd).............   7.000    01/01/10     4,489,020
                                                                               ------------
         MICHIGAN  4.6%
 6,000   Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
         (FSA Insd)......................................   6.875    05/01/09     6,514,620
 1,000   Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev Coll
         Detroit Edison Co Ser AA Rfdg (FGIC Insd).......   6.950    09/01/22     1,234,460
 3,500   Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
         Edison Monroe Ser 1 (MBIA Insd).................   6.875    09/01/22     3,849,370
                                                                               ------------
                                                                                 11,598,450
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MISSISSIPPI  3.9%
$2,145   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm (GNMA Collateralized)................   7.100%   05/01/23  $  2,294,978
 1,650   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser C (GNMA Collateralized)..........   8.125    12/01/24     1,841,763
 1,527   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser D (GNMA Collateralized)..........   8.100    12/01/24     1,708,224
 1,318   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser E (GNMA Collateralized)..........   8.100    12/01/25     1,476,358
 2,500   Mississippi Hosp Equip & Fac Auth Rev Rush Med
         Fndtn Proj (Connie Lee Insd)....................   6.700    01/01/18     2,723,225
                                                                               ------------
                                                                                 10,044,548
                                                                               ------------
         MISSOURI  0.8%
 1,000   Missouri St Hsg Dev Comm Multi-Family Hsg
         Brookstone A (FSA Insd).........................   6.000    12/01/16     1,034,310
 1,095   Missouri St Hsg Dev Comm Multi-Family Hsg Truman
         Farm A (FSA Insd)...............................   5.750    10/01/11     1,129,887
                                                                               ------------
                                                                                  2,164,197
                                                                               ------------
         NEBRASKA  1.9%
 1,305   Nebraska Invt Fin Auth Multi-Family Rev Hsg
         Cambury Hills Apts Pgm (FSA Insd)...............   5.700    10/01/12     1,344,803
 1,100   Nebraska Invt Fin Auth Multi-Family Rev Hsg
         Summit Club Apts Proj (FSA Insd)................   5.700    10/01/12     1,133,550
 2,050   Nebraska Invt Fin Auth Single Family Mtg Rev
         (Inverse Fltg) (GNMA Collateralized)............   9.159    09/15/24     2,262,687
                                                                               ------------
                                                                                  4,741,040
                                                                               ------------
         NEVADA  3.8%
 9,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd).....................................   6.700    06/01/22     9,789,930
                                                                               ------------
         NEW HAMPSHIRE  0.4%
 1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
         Pennichuck Wtrwks Inc (AMBAC Insd)..............   6.300    05/01/22     1,071,040
                                                                               ------------
         NEW MEXICO  2.1%
 1,900   Albuquerque, NM Arpt Rev Ser A (AMBAC Insd).....   6.600    07/01/16     2,074,781
 2,070   New Mexico Edl Assistance Fndtn Student Ln Rev
         Ser A (AMBAC Insd)..............................   6.850    04/01/05     2,201,486
 1,000   New Mexico Mtg Fin Auth Amt Single Family Mtg
         Pgm A2 (GNMA Collateralized)....................   6.050    07/01/16     1,032,880
                                                                               ------------
                                                                                  5,309,147
                                                                               ------------
         NEW YORK  3.6%
 3,855   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
         (MBIA Insd).....................................   5.625    07/01/27     3,952,531
 5,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
         Intl Arpt Terminal 6 (MBIA Insd)................   5.750    12/01/25     5,118,800
                                                                               ------------
                                                                                  9,071,331
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         OHIO  0.7%
$1,750   Ohio Hsg Fin Agy Mtg Rev Residential Ser A1
         (GNMA Collateralized)...........................   6.150%   03/01/29  $  1,838,498
                                                                               ------------
         PENNSYLVANIA  7.7%
 7,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser A (FSA Insd)...........................   6.800    01/01/10     8,167,950
 4,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................   6.625    01/01/22     4,317,520
 2,000   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
         Mercy Hlth Sys Inc (AMBAC Insd).................   5.625    08/15/26     2,024,820
 1,330   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family (GNMA Collateralized).............   7.100    05/01/24     1,411,595
 1,500   Jim Thorpe PA Area Sch Dist Ser A (MBIA Insd)...   5.375    03/15/27     1,500,465
 1,950   Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/VHA
         East Fin Pgm B (AMBAC Insd).....................   6.375    07/01/22     2,118,402
                                                                               ------------
                                                                                 19,540,752
                                                                               ------------
         RHODE ISLAND  0.7%
 1,500   Rhode Island Port Auth & Econ Dev Corp Arpt Rev
         Ser A (FSA Insd)................................   7.000    07/01/14     1,799,325
                                                                               ------------
         SOUTH CAROLINA  3.9%
 9,150   South Carolina St Port Auth Port Rev (AMBAC
         Insd)...........................................   6.750    07/01/21     9,889,960
                                                                               ------------
         TENNESSEE  0.5%
 1,085   Memphis-Shelby Cnty, TN Arpt Rev Ser A Rfdg
         (MBIA Insd)(a)..................................   6.250    02/15/10     1,209,363
                                                                               ------------
         TEXAS  11.2%
 1,085   Brazos River Auth TX Johnson Cnty Surface (AMBAC
         Insd)...........................................   5.800    09/01/11     1,129,854
 5,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj A (AMBAC Insd)................   6.750    04/01/22     5,443,850
 5,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj B (FGIC Insd).................   6.625    06/01/22     5,423,650
 1,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj C (FGIC Insd).................   6.700    10/01/22     1,092,140
 2,305   Harris Cnty, TX Hsg Fin Corp Multi-Family Hsg
         Rev Cypress Ridge Apts (FSA Insd)...............   6.350    06/01/26     2,443,992
 4,000   Houston, TX Arpt Sys Rev Sub Lien Ser A (FGIC
         Insd)...........................................   6.750    07/01/21     4,323,480
 1,800   Midland, TX Ctfs Oblig Arpt Sub Lien (FSA
         Insd)...........................................   5.850    03/01/13     1,877,670
 4,320   Texas St Veterans Hsg Assistance (MBIA Insd)....   6.800    12/01/23     4,617,907
 2,000   Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother
         Frances Hosp of Tyler (FGIC Insd)...............   6.500    07/01/22     2,181,320
                                                                               ------------
                                                                                 28,533,863
                                                                               ------------
         VIRGINIA  0.6%
 1,495   Harrisonburg, VA Redev & Hsg Auth Multi-Family
         Hsg Rev (FSA Insd)..............................   6.200    04/01/17     1,565,968
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         WASHINGTON  3.1%
$2,235   Grant Cnty, WA Pub Util Dist No 002 Wanapum
         Hydro Elec Rev AMT Second Ser D (AMBAC Insd)....   6.000%   01/01/13  $  2,366,932
 1,770   Grant Cnty, WA Pub Util Dist No 002 Wanapum
         Hydro Elec Rev AMT Second Ser D (AMBAC Insd)....   6.250    01/01/17     1,887,687
 1,855   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
         Hydro Elec Rev AMT Second Ser D (AMBAC Insd)....   6.000    01/01/13     1,964,501
 1,460   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
         Hydro Elec Rev AMT Second Ser D (AMBAC Insd)....   6.250    01/01/17     1,557,075
                                                                               ------------
                                                                                  7,776,195
                                                                               ------------
         WISCONSIN  2.9%
 5,000   Wisconsin St Hlth & Edl Fac Auth Rev Children's
         Hosp (Embedded Cap) (FGIC Insd).................   5.000    08/15/10     5,004,600
 1,250   Wisconsin St Hlth & Edl Fac Auth Rev Felician
         Hlth Care Ser A Rfdg (AMBAC Insd)...............   7.000    01/01/15     1,336,163
 1,000   Wisconsin St Hlth & Edl Fac Auth Rev Saint Lukes
         Med Cent Proj (MBIA Insd).......................   7.100    08/15/19     1,117,040
                                                                               ------------
                                                                                  7,457,803
                                                                               ------------
         PUERTO RICO  2.3%
 5,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y Rfdg (Embedded Cap) (FSA Insd)................   5.730    07/01/21     5,743,500
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  101.4%
  (Cost $238,829,468)........................................................   258,072,414
SHORT-TERM INVESTMENTS  0.2%
  (Cost $400,000)............................................................       400,000
                                                                               ------------
TOTAL INVESTMENTS  101.6%
  (Cost $239,229,468)........................................................   258,472,414
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.6%)................................    (4,020,733)
                                                                               ------------
NET ASSETS  100.0%...........................................................  $254,451,681
                                                                               ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $239,229,468).......................    $258,472,414
Cash........................................................          47,129
Receivables:
  Interest..................................................       4,714,919
  Investments Sold..........................................         252,818
Other.......................................................           1,739
                                                                ------------
      Total Assets..........................................     263,489,019
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       8,476,703
  Income Distributions -- Common and Preferred Shares.......         165,193
  Investment Advisory Fee...................................         129,137
  Administrative Fee........................................          43,046
  Affiliates................................................           9,948
Accrued Expenses............................................         140,889
Trustees' Deferred Compensation and Retirement Plans........          72,422
                                                                ------------
      Total Liabilities.....................................       9,037,338
                                                                ------------
NET ASSETS..................................................    $254,451,681
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $50,000 per share)........................................    $ 90,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,668,986 shares issued and
  outstanding)..............................................          96,690
Paid in Surplus.............................................     142,483,673
Net Unrealized Appreciation.................................      19,242,946
Accumulated Undistributed Net Investment Income.............       1,211,350
Accumulated Net Realized Gain...............................       1,417,022
                                                                ------------
      Net Assets Applicable to Common Shares................     164,451,681
                                                                ------------
NET ASSETS..................................................    $254,451,681
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($164,451,681 divided
  by 9,668,986 shares outstanding)..........................    $      17.01
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $15,051,813
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,502,315
Administrative Fee..........................................      500,772
Preferred Share Maintenance.................................      257,873
Trustees' Fees and Expenses.................................       28,601
Custody.....................................................       22,480
Legal.......................................................       10,894
Amortization of Organizational Costs........................        1,797
Other.......................................................      198,080
                                                              -----------
    Total Expenses..........................................    2,522,812
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,529,001
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,619,089
  Options...................................................       12,401
  Futures...................................................     (214,474)
                                                              -----------
Net Realized Gain...........................................    1,417,016
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   15,065,205
  End of the Period:
    Investments.............................................   19,242,946
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,177,741
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,594,757
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $18,123,758
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 12,529,001       $ 12,738,618
Net Realized Gain.......................................      1,417,016          2,792,852
Net Unrealized Appreciation/Depreciation During the
  Period................................................      4,177,741         (2,254,455)
                                                           ------------       ------------
Change in Net Assets from Operations....................     18,123,758         13,277,015
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................    (10,134,229)       (10,110,226)
  Preferred Shares......................................     (2,828,542)        (3,199,725)
                                                           ------------       ------------
                                                            (12,962,771)       (13,309,951)
                                                           ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.........................................     (1,551,225)               -0-
  Preferred Shares......................................       (519,894)               -0-
                                                           ------------       ------------
                                                             (2,071,119)               -0-
                                                           ------------       ------------
Total Distributions.....................................    (15,033,890)       (13,309,951)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      3,089,868            (32,936)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
    Reinvestment........................................        341,130            476,622
                                                           ------------       ------------
TOTAL INCREASE IN NET ASSETS............................      3,430,998            443,686
NET ASSETS:
Beginning of the Period.................................    251,020,683        250,576,997
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,211,350 and $1,645,120,
  respectively).........................................   $254,451,681       $251,020,683
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   January 24, 1992
                                                                                    (Commencement
                                            Year Ended October 31                   of Investment
                              --------------------------------------------------    Operations) to
                                1997       1996      1995       1994      1993     October 31, 1992
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period (a).........    $16.688   $16.693   $14.883    $18.213   $15.278            $14.737
                                -------   -------   -------    -------   -------            -------
  Net Investment Income.....      1.297     1.323     1.340      1.351     1.365               .924
  Net Realized and
    Unrealized Gain/Loss....       .581      .054     1.883     (3.150)    2.949               .340
                                -------   -------   -------    -------   -------            -------
Total from Investment
  Operations................      1.878     1.377     3.223     (1.799)    4.314              1.264
                                -------   -------   -------    -------   -------            -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..........      1.050     1.050     1.050      1.050      .970               .525
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........       .293      .332      .363       .301      .293               .198
  Distributions from Net
    Realized Gain:
    Paid to Common
      Shareholders..........       .161       -0-       -0-       .146      .086                -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........       .054       -0-       -0-       .034      .030                -0-
                                -------   -------   -------    -------   -------            -------
Total Distributions.........      1.558     1.382     1.413      1.531     1.379               .723
                                -------   -------   -------    -------   -------            -------
Net Asset Value, End of the
  Period....................    $17.008   $16.688   $16.693    $14.883   $18.213            $15.278
                                =======   =======   =======    =======   =======            =======
Market Price Per Share at
  End of the Period.........    $17.250   $16.125   $15.750    $13.500   $17.250            $14.500
Total Investment Return at
  Market Price (b)..........     15.04%     9.19%    24.96%    (15.57%)   26.98%               .09%*
Total Return at Net Asset
  Value (c).................      9.58%     6.53%    19.80%    (12.20%)   26.75%              5.33%*
Net Assets at End of the
  Period (In millions)......    $ 254.5   $ 251.0   $ 250.6    $ 233.2   $ 265.2            $ 237.0
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares.............      1.57%     1.60%     1.63%      1.57%     1.54%              1.51%
Ratio of Expenses to Average
  Net Assets................      1.01%     1.02%     1.03%      1.01%      .99%              1.01%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d).........      6.05%     5.99%     6.16%      6.33%     6.29%              6.08%
Portfolio Turnover..........        36%       35%       28%        26%       38%                90%*

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Insured Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended January 23, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $239,229,468; the aggregate gross unrealized appreciation is $19,242,946 and the aggregate gross unrealized depreciation is $0 resulting in net unrealized appreciation on investments of $19,242,946.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust paid a 28% rate gain distribution of $2,071,119. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

G. INSURANCE EXPENSE--The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and

                                October 31, 1997
--------------------------------------------------------------------------------

reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $3,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $72,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 1997 and October 31, 1996, paid in surplus related to common shares aggregated $142,483,673 and $142,142,746, respectively.

    Transactions in common shares were as follows:

                                          YEAR ENDED         YEAR ENDED
                                       OCTOBER 31, 1997   OCTOBER 31, 1996
--------------------------------------------------------------------------
Beginning Shares......................        9,648,688          9,619,286
Shares Issued Through Dividend
  Reinvestment........................           20,298             29,402
                                              ---------          ---------
Ending Shares.........................        9,668,986          9,648,688
                                              =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $101,515,863 and $92,873,100, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                                October 31, 1997
--------------------------------------------------------------------------------

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1997, were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1996....................       -0-   $     -0-
Options Written and Purchased (Net)................       200    (110,987)
Options Terminated in Closing Transactions (Net)...      (200)    110,987
                                                         ----   ---------
Outstanding at October 31, 1997....................       -0-   $     -0-
                                                         ====   =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                October 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the year ended October 31, 1997, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at October 31, 1996...........................        -0-
Futures Opened............................................        800
Futures Closed............................................       (800)
                                                                 ----
Outstanding at October 31, 1997...........................        -0-
                                                                 ====

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS") in two series of 900 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series B are 28 days. The average rate in effect on October 31, 1997, was 3.525%. During the year ended October 31, 1997, the rates ranged from 3.360% to 5.300%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. CAPITAL GAIN DISTRIBUTIONS

    On December 1, 1997, the Trust declared a capital gain of $0.1135 per common share, of which 73.6% is long-term and 26.4% is short-term, to common shareholders of record on December 15, 1997, which will be payable on December 31, 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Trust for Insured Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Insured Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Insured Municipals as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

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

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

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

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

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

            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

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

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 7,775,004 shares voted for the proposal, 98,130 shares voted against, 221,937 shares abstained and 86,000 shares represented broker non-votes.

    2) With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 1,462 shares voted in his favor, 0 shares withheld.

    3) With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 8,040,835 shares voted in his favor, 138,774 shares withheld.

    4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 7,991,017 shares voted for the proposal, 40,852 shares voted against, 149,202 shares abstained and 0 shares represented broker non-votes.

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